UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2010

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Operating Officer, President and a Director

On June 28, 2010, Joseph N. Jaggers, Chief Operating Officer, President and a director of the Corporation, notified Bill Barrett Corporation (the “Company”) that he would resign as an officer and director of the Company effective July 1, 2010. Mr. Jaggers will continue as an employee of the Company through July 30, 2010 to assist in transitional matters. As Chief Operating Officer, Mr. Jaggers serves as the Company’s Principal Operating Officer. To the knowledge of the Company, Mr. Jaggers’ decision is not due to any disagreement with the Company, or because of any matter relating to the Company’s operations, policies or practices.

Appointment of Principal Operating Officer

On June 30, 2010, the Board of Directors of the Company approved the appointment of R. Scot Woodall as the Company’s Chief Operating Officer, commencing upon the effective date of the resignation of Joseph N. Jaggers as the Company’s Chief Operating Officer on July 1, 2010. In this capacity, Mr. Woodall will serve as the Company’s Principal Operating Officer. The Board also approved the appointment of Fredrick J. Barrett as President effective July 1, 2010 in addition to his current positions as Chief Executive Officer and Chairman of the Board.

Mr. Woodall, 48, has served as the Company’s Executive Vice President—Operations since February 2010 and previously served as the Company’s Senior Vice President—Operations from April 2007 until February 2010. Mr. Woodall previously served as Senior Vice President—Western US for Forest Oil Corporation from 2004 to April 2007 and as Drilling and Production Manager for Forest Oil Corporation from 2000 until 2004.

Mr. Woodall’s annual salary was increased to $350,000 from $302,264 effective July 1, 2010 as a result of this appointment. For a description of Mr. Woodall’s other compensation, please see the “Executive Compensation” section of the Company’s Proxy Statement dated April 9, 2010 filed with the Securities and Exchange Commission on April 9, 2010.

Item 7.01.	Regulation FD Disclosure.

On July 1, 2010, the Company issued a press release announcing the resignation of Joseph N. Jaggers as its Chief Operating Officer, President and a director. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated July 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2010	BILL BARRETT CORPORATION

	By:	/S/ FRANCIS B. BARRON
Francis B. Barron
Executive Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated July 1, 2010